Melinta Therapeutics Reports First Quarter 2019 Financial Results and Provides Corporate Update

~ Revenue of $14.1 million, Including Net Product Sales of $11.8 million, for the First Quarter 2019 ~

~ Reduction of Operating Expenses of 34 Percent, or $19.8 million, Year-Over-Year~

~ Filed Supplemental New Drug Application for Baxdela® (delafloxacin)
for the Treatment of Community-Acquired Bacterial Pneumonia~

Morristown, N.J., May 9, 2019 - Melinta Therapeutics, Inc. (NASDAQ: MLNT), a commercial-stage company, developing and commercializing novel antibiotics to treat serious bacterial infections, today reported financial results and provided a business update for the first quarter ended March 31, 2019.

“During the first quarter of 2019, we continued to execute against a number of strategic initiatives to help streamline operations and strengthen Melinta’s balance sheet, while continuing to advance our commercial plans and sales efforts,” said John H. Johnson, chief executive officer of Melinta. “We also recently filed a supplemental New Drug Application (sNDA) with the U.S. Food and Drug Administration (FDA) for Baxdela® (delafloxacin) for the treatment of community-acquired bacterial pneumonia (CABP). We believe that the potential market opportunity for CABP is substantial and that, if approved, Baxdela may play a significant role in the treatment of this life-threatening illness. We remain confident in the strength of our long-term strategy to position Melinta for future success as the largest branded antibiotics-focused company and are committed to meeting the growing global threat of antibiotic resistance."

“We are pleased with our swift execution of cost-cutting initiatives during the first quarter of 2019, which significantly drove down our operating expenses both on a year-over-year and quarter-over-quarter basis,” said Peter Milligan, chief financial officer of Melinta. “We believe that we have the ability to sustain this disciplined approach to stewardship of financial resources, which is critical for long-term shareholder value.”

First Quarter 2019 Financial Results
Melinta reported revenue of $14.1 million for the first quarter of 2019. Revenue from product sales was $11.8 million, flat with the first quarter of 2018. Strong performance by Vabomere® (meropenem and vaborbactam) and Minocin® (minocycline) for Injection were offset by softer sales of Baxdela and Orbactiv® (oritavancin).

in USD millions	Q1 2019	Q1 2018
Product sales, net	$11,775	$11,846
Contract research	1,409	2,995
License	900	—
Total revenue *	$14,084	$14,841

Cost of goods sold (“COGS”) was $7.4 million and $7.7 million, respectively, for the first quarter of 2019 and the first quarter of 2018, of which $4.1 million and $4.7 million was comprised of non-cash amortization of intangible assets.
Research and development (“R&D”) expenses were $5.4 million for the first quarter of 2019, compared to $16.1 million for the same period in 2018. R&D expenses decreased primarily as a result of the completion of the Company's Phase III study for Baxdela in CABP as well as winding down its early research and discovery programs, which was completed at the end of March 2019. Selling, general and administrative (“SG&A”) expenses were $25.9 million for the first quarter of 2019, compared to $34.6 million for the same period in 2018. SG&A expenses decreased primarily as a result of the cost-cutting measures the Company initiated in the fourth quarter of 2018.
Net loss was $26.5 million, or $2.34 per share, for the first quarter of 2019, compared to a net loss of $29.4 million, or $4.76 per share, for the first quarter of 2018. Net loss per share year-over-year reflects changes in share count as a result of the one-for-five reverse stock split effective on February 22, 2019.

The Company ended the quarter with $116.9 million of cash and cash equivalents, which included the $75 million disbursement under the convertible loan facility with Vatera in February 2019.

2019 Guidance
In light of the first quarter results, and to provide the Company with additional time to evaluate the impact of its new strategic commercial initiatives, the Company will update 2019 financial guidance as part of its second quarter 2019 earnings communications. Previous revenue guidance should no longer be relied upon.

Portfolio Updates

•	sNDA submission to FDA for Baxdela for treatment of CABP in adult patients in April 2019; awaiting official acceptance and PDUFA date from the FDA

•	Clinical study for a new formulation of Orbactiv scheduled to commence in the second half of 2019, targeted to reduce infusion time from three hours to one hour

•
Presentation of portfolio data, including results from real-world registry studies of Vabomere, Orbactiv and Minocin for Injection at the Making a Difference in Infectious Diseases (MAD-ID) 2019 Annual Meeting held from May 8-11, 2019 in Orlando, Florida

Business Highlights

•	Recent execution of several new strategic commercial initiatives, including the engagement of a contract sales organization to sell Baxdela in the retail setting

•	Implementation of operating cost-reduction initiatives, delivering significant cost savings in 2019

Upcoming Potential Catalysts

•	European Commission approval decision for delafloxacin (to be marketed under the brand name Quofenix) for acute bacterial skin and skin structure infections (ABSSSI)

•	Country approvals for Baxdela in South America and Central America

•	Latin America commercialization agreement execution for Vabomere, Orbactiv and Minocin for Injection

•	FDA approval for Baxdela for the treatment of CABP in adults

Conference Call and Webcast
Melinta’s earnings conference call for the first quarter of 2019 will be broadcast at 4:30 p.m. ET on May 9, 2019. Investors wishing to participate in the call should dial: 877-377-7553 and international investors should dial: 253-237-1151, using the conference ID# 5233509. A live webcast of the call will be available online from the Investor Relations section of the company website at www.melinta.com and will be archived there for 30 days. A telephone replay of the call will be available by dialing 855-859-2056 for domestic callers or 404-537-3406 for international callers and entering the conference ID# 5233509.
About Melinta Therapeutics
Melinta Therapeutics, Inc. is the largest pure-play antibiotics company, dedicated to saving lives threatened by the global public health crisis of bacterial infections through the development and commercialization of novel antibiotics that provide new therapeutic solutions. Its four marketed products include Baxdela® (delafloxacin), Vabomere® (meropenem and vaborbactam), Orbactiv® (oritavancin), and Minocin® (minocycline) for Injection. This portfolio provides Melinta with the unique ability to provide providers and patients with a range of solutions that can meet the tremendous need for novel antibiotics treating serious infections. Visit www.melinta.com for more information.
Non-GAAP Financial Measures
To supplement our financial results presented on a U.S. generally accepted accounting principles, or GAAP, basis, we have included information about non-GAAP adjusted EBITDA, a non‑GAAP financial measure, as a useful operating metric. We believe that the presentation of this non‑GAAP financial measure, when viewed with our results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and our management in assessing the Company’s performance and results from period to period. This non‑GAAP measure closely aligns with the way management measures and evaluates the Company’s performance. This non‑GAAP financial measure should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non‑GAAP Adjusted EBITDA is not based on any standardized methodology prescribed by GAAP and represents GAAP net income (loss), which the Company believes is the most directly comparable GAAP measure, adjusted to exclude interest income, interest expense, depreciation and amortization, stock‑based compensation expense, changes in the fair value of our warrant liability, gains or losses on extinguishment of debt and other liabilities, and acquisition-related costs. Non‑GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non‑GAAP measures used by other companies.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this communication constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, including statements related to guidance. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made and include statements regarding: expectations with respect to our financial position, results and performance. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies or prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Melinta include, but are not limited to, the fact that we have incurred significant operating losses since inception and will incur continued losses for the foreseeable future; our limited operating history; our need for future capital and risks related to our ability to obtain additional capital to fund future operations; risks related to the satisfaction of the closing conditions for the remaining two disbursements under the loan agreement with Vatera, including any consequences of a failure to close on the two disbursements under the Vatera loan financing; risks related to compliance with the covenants under our facilities with Vatera and Deerfield; uncertainties of cash flows and inability to meet working capital needs as well as other milestone, royalty and payment obligations, including as a result of the outcome of the pending litigation with respect to, and any requirement to make, payments potentially due to The Medicines Company; risks that may arise from the consummation of the Vatera loan financing and the effectiveness of the amendment to the Deerfield facility agreement, including potential dilution to our stockholders and the fact that Vatera will beneficially own a substantial portion of our common stock; the fact that our independent registered public accounting firm’s report on the Company’s 2016, 2017, and 2018 financial statements contains an explanatory paragraph that states that our recurring losses from operations and our need to obtain additional capital raises substantial doubt about our ability to continue as a going concern; our substantial indebtedness; risks related to the commercial launches of our products and our inexperience as a company in marketing drug products; the degree of market acceptance of our products among physicians, patients, health care payors and the medical community; the pricing we are able to achieve for our products; failure to obtain and sustain an adequate level of reimbursement for our products by third-party payors; inaccuracies in our estimates of the market for and commercialization potential of our products; failure to maintain optimal inventory levels to meet commercial demand for any of our products; risks that our competitors are able to develop and market products that are preferred over our products; our dependence upon third parties for the manufacture and supply of our marketed products; failure to achieve the benefits of our recently completed transactions with Cempra and The Medicines Company; failure to establish and maintain development and commercialization collaborations; uncertainty in the outcome or timing of clinical trials and/or receipt of regulatory approvals for our product candidates; undesirable side effects of our products; failure of third parties to conduct clinical trials in accordance with their contractual obligations; our ability to identify, develop, acquire or in-license products; difficulties in managing the growth of our company; the effects of recent comprehensive tax reform; risks related to failure to comply with extensive laws and regulations; product liability risks related to our products; failure to retain key personnel; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; risks relating to third party infringement of intellectual property rights; our ability to maintain effective internal control over financial reporting; unfavorable outcomes in any of the class action and shareholder derivative lawsuits currently pending against the Company; and the fact that a substantial number of shares of common stock may be sold into the public markets by one or more of our large stockholders in the near future. Many of these factors that will determine actual results are beyond Melinta’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2018, our Revised Definitive Proxy Statement filed January 29, 2019, and in other filings that Melinta makes and will make with the SEC. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Melinta Therapeutics, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)

	March 31, 2019	December 31, 2018
Assets
Cash and cash equivalents	$116,901	$81,808
Receivables	14,892	22,485
Inventory	44,451	41,341
Prepaid expenses and other current assets	5,512	3,848
Total current assets	181,756	149,482
Property and equipment, net	1,465	1,586
Intangible assets, net	225,073	229,196
Other assets	62,155	61,326
Total assets	$470,449	$441,590
Liabilities
Accounts payable	$8,321	$16,765
Accrued expenses	22,625	33,924
Deferred purchase price and other liabilities	82,316	78,394
Accrued interest on notes payable	4,440	4,485
Warrant liability	23	38
Conversion liability	12,236	—
Total current liabilities	129,961	133,606
Notes payable, net of debt discount and costs	91,397	110,476
Convertible notes payable to related parties, net of debt discount and costs	62,350	—
Other long-term liabilities	10,225	7,444
Total long-term liabilities	163,972	117,920
Total liabilities	$293,933	$251,526

Shareholders' Equity
Common stock	12	11
Additional paid-in capital	924,821	909,896
Accumulated deficit	(748,317)	(719,843)
Total shareholders’ equity	$176,516	$190,064
Total liabilities and shareholders’ equity	$470,449	$441,590

Melinta Therapeutics, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Quarter Ended March 31,
	2019	2018
Revenue
Product sales, net	$11,775	$11,846
Contract research	1,409	2,995
License	900	—
Total revenue	14,084	14,841
Operating expenses
Cost of goods sold	7,365	7,686
Research and development	5,364	16,129
Selling, general and administrative	25,941	34,624
Total operating expenses	38,670	58,439
Loss from operations	(24,586)	(43,598)
Other income (expenses)
Interest income	187	210
Interest expense	(7,103)	(10,196)
Interest expense on convertible notes	(564)	—
Change in fair value of warrant & conversion liabilities	6,015	24,085
Loss on extinguishment of debt	(346)	(2,595)
Grant income (expense)	(62)	2,658
Other income and expense	(73)	4
Total other income (expense), net	(1,946)	14,166
Net loss	$(26,532)	$(29,432)
Basic and diluted net loss per share	$(2.34)	$(4.76)
Basic and diluted weighted-average shares outstanding	11,330,019	6,183,540

Melinta Therapeutics, Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)

	Quarter Ended March 31,
	2019	2018
Operating activities
Net loss	$(26,532)	$(29,432)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,474	4,805
Non-cash interest expense	3,230	5,954
Share-based compensation	892	955
Change in fair value of warrant & conversion liabilities	(6,015)	(24,085)
Loss on extinguishment of debt	346	2,595
Gain on extinguishment of lease liabilities	(792)	—
Changes in operating assets and liabilities:
Receivables	7,593	(5,868)
Inventory	(3,093)	(2,002)
Prepaid expenses and other current assets	(1,551)	(1,293)
Accounts payable	(8,372)	3,983
Accrued expenses	(9,711)	(4,817)
Accrued interest on notes payable	(46)	(284)
Other non-current assets and liabilities	2,256	(1,930)
Net cash used in operating activities	(37,321)	(51,419)
Investing activities
IDB acquisition	—	(166,383)
Purchases of intangible assets	(1,209)	—
Purchases of property and equipment	(12)	(504)
Net cash provided by (used in) investing activities	(1,221)	(166,887)
Financing activities
Proceeds from financing under Deerfield arrangement:
Proceeds from the issuance of notes payable	—	111,421
Costs associated with the issuance of notes payable	—	(6,455)
Proceeds from the issuance of warrants	—	33,264
Proceeds from the issuance of royalty agreement	—	1,472
Purchase of notes payable disbursement option	—	(7,609)
Proceeds from issuance of common stock, net, to lender	—	51,452
Other financing activities:
Proceeds from issuance of common stock, net	8	40,000
Payment of debt extinguishment fees	—	(2,150)
Issuance of convertible notes	75,000
Convertible notes issuance costs	(1,301)
IDB acquisition deferred payments	(72)	—
Proceeds from the exercise of stock options, net of cancellations	—	3
Repayment of notes payable and other	—	(40,000)
Net cash provided by (used in) financing activities	73,635	181,398
Net change in cash and equivalents	35,093	(36,908)
Cash, cash equivalents and restricted cash at beginning of the period	82,008	128,587
Cash, cash equivalents and restricted cash at end of the period	$117,101	$91,679

Melinta Therapeutics
GAAP to Non-GAAP Adjustments
for the Quarters Ended March 31, 2019 and 2018
(In thousands)

Three Months Ended March 31, 2019	Revenue	Cost of Product Sales	R&D	SG&A	Other Income (Expense), Net	Total
Net loss, as reported under GAAP	$14,084	$(7,365)	$(5,364)	$(25,941)	$(1,946)	$(26,532)
EBITDA adjustments:
Interest expense	—	—	—	—	7,667	7,667
Interest income	—	—	—	—	(187)	(187)
Depreciation and amortization	—	4,123	29	322	—	4,474
Total EBITDA adjustments	—	4,123	29	322	7,480	11,954
EBITDA	$14,084	$(3,242)	$(5,335)	$(25,619)	$5,534	$(14,578)
Other adjustments:
Stock-based compensation	—	—	79	813	—	892
Change in fair value of warrant & conversion liabilities	—	—	—	—	(6,015)	(6,015)
Gain on extinguishment of lease liabilities	—	—	—	(792)	—	(792)
Loss on extinguishment of debt	—	—	—	—	346	346
Total other adjustments	—	—	79	21	(5,669)	(5,569)
Adjusted EBITDA	$14,084	$(3,242)	$(5,256)	$(25,598)	$(135)	$(20,147)

Three Months Ended March 31, 2018
Net loss, as reported under GAAP	$14,841	$(7,686)	$(16,129)	$(34,624)	$14,166	$(29,432)
EBITDA adjustments:
Interest expense	—	—	—	—	10,196	10,196
Interest income	—	—	—	—	(210)	(210)
Depreciation and amortization	—	4,683	53	69	—	4,805
Total EBITDA adjustments	—	4,683	53	69	9,986	14,791
EBITDA	$14,841	$(3,003)	$(16,076)	$(34,555)	$24,152	$(14,641)
Other adjustments:
Stock-based compensation	—	37	217	701	—	955
Change in fair value of warrant liability	—	—	—	—	(24,085)	(24,085)
Loss on extinguishment of debt	—	—	—	—	2,595	2,595
Acquisition-related costs	—	—	—	2,069	—	2,069
Total other adjustments	—	37	217	2,770	(21,490)	(18,466)
Adjusted EBITDA	$14,841	$(2,966)	$(15,859)	$(31,785)	$2,662	$(33,107)

For More Information:
Media Inquiries:
Lindsay Rocco
Elixir Health Public Relations
+1 862-596-1304
lrocco@elixirhealthpr.com

Investor Inquiries:
Susan Blum
(312) 767-0296
ir@melinta.com